PILGRIM(sm)
THE VALUE OF INVESTING(R)


                                                        PILGRIM PRIME RATE TRUST


                                                              SEMI-ANNUAL REPORT









--------------------------------------------------------------------------------
                                                             AUGUST 31, 1998  Q2
                                                                 SEMI-ANNUAL

                            Pilgrim Prime Rate Trust

                               SEMI-ANNUAL REPORT

                                AUGUST 31, 1998

                                   --------

                               Table of Contents



                 Chairman's Message ........................  2
                 Letter to Shareholders ....................  3
                 Shareholder Meeting .......................  6
                 Statistics and Performance ................  7
                 Performance Footnotes .....................  9
                 Additional Notes and Information .......... 10
                 Portfolio of Investments .................  11
                 Statement of Assets and Liabilities ......  20
                 Statement of Operations ..................  21
                 Statement of Changes in Net Assets ......   22
                 Statement of Cash Flows ..................  23
                 Financial Highlights .....................  24
                 Notes to Financial Statements ............  26
                 Fund Advisors and Agents .................. 33


                                   --------

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 CHAIRMAN'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Semi-Annual Report for Pilgrim Prime Rate Trust (the "Trust").

On the following pages, the Portfolio Manager will discuss the Trust's milestones and performance, as well as recent market developments. A leader in its class, the Trust has continued to increase shareholder value through strong management and innovative approaches.

We believe you will find the six month results a reflection of Pilgrim's philosophy to provide core holdings which seek to meet the three key needs of the serious investor:

 1. Preservation of capital

 2. Participation in rising markets

 3. Outperformance in falling markets

Thank you for selecting Pilgrim Prime Rate Trust. We appreciate the confidence you have placed in us in serving your investment needs.

Sincerely,

/s/ Robert W. Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim Group, Inc.
October 15, 1998

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Fellow Shareholders,

During the quarter ended August 31, 1998, Pilgrim Prime Rate Trust (the "Trust") again delivered a high current yield consistent with the preservation of capital value. Dividends declared during the quarter totaled $0.207 which based on quarter-end net asset value ("NAV") equated to a rate of 8.81% per annum. During the period, the prime rate was 8.50% and 60-day LIBOR averaged 5.68%. The Trust's dividend adjusted month-end NAV ranged between $9.25 and $9.28.

MARKET PLACE

Until the very end of the quarter (as discussed below) the volume of new transactions remained high. The Trust was able to select attractive risks from the wide variety of assets offered in the primary market. Healthcare and telecommunications transactions become relatively less prevalent, so from an industry standpoint, the market became more balanced.

Continuing to counterbalance the attractive characteristics of the primary market has been the continued development of the institutional investor universe. In the long run, this will mean a more mature and liquid market place for corporate loans. The near term effect is demand outstripping supply and continued downward pressure on the returns available to the Trust. Since the beginning of the calendar year, the average yield on the portfolio has dropped by approximately 30 basis points. This decline in revenue is likely to result in marginally lower dividends in the near future.

During the last two weeks of August, the equity and corporate bond markets began to reflect increasing nervousness as many economies outside the United States began to exhibit weakness. The effect to date of these weaknesses has largely been to the benefit of the US consumer. Import prices have continued to fall, commodity prices are generally lower than they have been for nearly 30 years, inflation has remained low and employment high.

However, exports are weak as many traditional markets begin to deteriorate or remain poor. If the environment for international trade continues to be unattractive, eventually US corporations will have to scale back production or build inventories which they have worked hard to limit during the last ten years. Combined with increased competitive pressure from increasingly cheap imports, US companies are going to have to demonstrate that they have truly become more productive and low cost manufacturers of their products, good and services. In any event, US corporate profits are unlikely to grow at the attractive rates seen during the last five years.

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

ASSET QUALITY

On August 31, non-performing loans were 0.62% of total assets and 0.90% of net assets. On May 31, the corresponding percentages were 0.82% and 1.16%. AM Cosmetics did not make a scheduled interest payment in June and thus became non-performing. We continue to work with the lead lender and the borrower to restructure this transaction. As discussed in the May 31 Letter to Shareholders, credit risk is the critical risk factor for investors and defaults will occur in the portfolio from time to time. Ultimately, diversification tends to protect dividends to shareholders and the high recovery rates inherent in the asset class ensure minimal NAV impact. Of course, there can be no guarantees.

                            BORROWER DIVERSIFICATION
                  By Total Commitment (as of August 31, 1998)

         Commitment Size by Borrower in Millions      Number of Borrowers
         ---------------------------------------      -------------------
                      $30 and Over                              2
                      $20-$30                                   8
                      $10-$20                                  67
                      Under $10                                75

Portfolio Changes

During the quarter new investments have included American Color Graphics, American Wireless Corporation, Gaylord Container Corporation, Ispat Sidbec, Inc., Lyondell Petrochemical Company, Mitel Corporation, Neoplan USA Corporation, Nortek Aviation Support, Inc., Paint Sundry Brands, LLC, and Western PCS Corporation.

Repayments and sales included Arrowhead Mills, Inc., Aurora Foods, Calmar Inc, Celestica, DenAmerica Corp., GEO Specialty Chemicals, Goodman Manufacturing Co., Hanger Orthopedic Group, Liberty House, Inc., Long John Silvers, Inc., and Snapple Beverage Co.

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

OUTLOOK

As mentioned earlier, we expect a small decline in dividends in the near term reflective of the fall in returns in the portfolio during the last six months. We had hoped that this would have been counterbalanced in part by lower borrowing costs, but these arrived too late in the quarter and apply to a limited part of the portfolio only.

While the weak equity and bond markets foreshadow somewhat more difficult credit conditions, they will also allow for higher fees and interest rate spreads on the senior floating rate loan asset class. This benefit is already emerging. Increases in spreads and fees on new deals will counterbalance to some extent the impact of lower interest rates and lower spreads on the existing portfolio.

Since the end of August, the Federal Reserve has lowered short-term interest rates twice. Lower short-term interest rates will normally be directly reflected in comparably lower dividends. However, we expect the recent trend towards higher pricing to be sustained and thus to mitigate the impact of lower short-term rates.

We appreciate and look forward to your comments and questions.


Yours sincerely,

/s/ Howard Tiffen

Howard Tiffen
President
Chief Operating Officer
Senior Portfolio Manager
Pilgrim Prime Rate Trust

The views expressed in this letter reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

This  letter  contains  statements  that  may  be  "forward-looking statements."
Actual   results   could   differ   materially   from  those  projected  in  the
"forward-looking statements."

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE WHICH DOES NOT GUARANTEE FUTURE RESULTS. Investement return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 SHAREHOLDER MEETING
--------------------------------------------------------------------------------

SPECIAL MEETING

A special meeting of the shareholders of Pilgrim Prime Rate Trust was held at the offices of the trust on August 6, 1998. A brief description of each matter voted upon as well as the voting results are outlined below:

                                     SHARES
                        SHARES    VOTED AGAINST   SHARES    BROKER
                       VOTED FOR   OR WITHHELD   ABSTAINED  NON-VOTE   TOTAL
                       ---------   -----------   ---------  --------   -----
I. Vote on Trustees
Mary A. Baldwin       64,790,447     3,869,221                       68,659,668
John P. Burke         64,828,649     3,831,019                       68,659,668
Al Burton             64,933,568     3,726,100                       68,659,668
Bruce S. Foerster     64,980,639     3,679,029                       68,659,668
Jock Patton           65,006,629     3,653,039                       68,659,668
Robert W. Stallings   65,004,593     3,655,075                       68,659,668


II. To approve a change to a fundamental investment restriction on the Trust that would expand the types of loans in which the Trust may invest.

     56,538,407        5,452,613      3,094,382     3,574,266     68,659,668

III. To approve a proposed amendment to the Trust's investment management agreement with Pilgrim Investments, Inc. that increases the investment management fee paid by the Trust.

     49,646,174       11,758,265      3,680,963     3,574,265     68,659,668

IV. To ratify the appointment of KPMG Peat Marwick LLP as the independent auditors for the Trust for the fiscal year ending February 28, 1999.

     65,874,349          553,611      2,231,706                   68,659,666

V. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

     62,641,403        2,029,029      3,989,234                   68,659,666

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 STATISTICS AND PERFORMANCE as of August 31, 1998
--------------------------------------------------------------------------------

                           PORTFOLIO CHARACTERISTICS

    Net Assets                                       $1,152,591,504
    Assets Invested in Senior Loans*                 $1,626,434,169
    Total Number of Senior Loans                                152
    Average Amount Outstanding per Loan                 $10,700,225
    Total Number of Industries                                   30
    Average Loan Amount per Industry                    $54,214,472
    Portfolio Turnover Rate (YTD)                               47%
    Weighted Average Days to Interest Rate Reset            43 days
    Average Loan Maturity                                 69 months
    Average Age of Loans Held in Portfolio                 9 months


*  Includes loans and other debt received through restructures

                          TOP 10 INDUSTRIES AS A % OF

                                            NET ASSETS     TOTAL ASSETS
    Healthcare, Education and Childcare         16.0%           11.1%
    Telecommunications                          12.7%           8.8%
    Personal, Food and Misc. Services            8.1%           5.6%
    Automobile                                   8.0%           5.5%
    Broadcasting                                 7.9%           5.4%
    Building and Real Estate                     7.7%           5.3%
    Chemicals, Plastics and Rubber               6.9%           4.8%
    Printing and Publishing                      6.0%           4.1%
    Electronics                                  5.5%           3.8%
    Beverage, Food and Tobacco                   5.5%           3.8%

                         TOP 10 SENIOR LOANS AS A % OF

                                            NET ASSETS     TOTAL ASSETS

    MAFCO Financial Corp.                        3.5%           2.4%
    Nextel Finance Co.                           2.6%           1.8%
    Laidlaw Environmental Services               2.5%           1.7%
    Community Health Systems                     2.1%           1.5%
    Ventas, Inc.                                 2.0%           1.4%
    Papa Gino's, Inc.                            1.8%           1.2%
    24-Hour Fitness, Inc.                        1.7%           1.2%
    American Wireless Corporation                1.7%           1.2%
    Florida Panthers Holdings, Inc.              1.7%           1.2%
    Patriot American Hospitality                 1.7%           1.2%

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 STATISTICS AND PERFORMANCE as of August 31, 1998
--------------------------------------------------------------------------------

                              DISTRIBUTION RATES*

                            SEC 30-DAY  SEC 30-DAY   ANNUALIZED     ANNUALIZED
                     PRIME   YIELD AT    YIELD AT    DISTRIBUTION  DISTRIBUTION
QUARTER-ENDED        RATE     NAV A       MKT A     RATE AT NAV C  RATE AT MKT C
-------------        ----     -----       -----     -------------  -------------

August 31, 1998      8.50%     8.46%       7.88%         8.81%          8.21%
May 31, 1998         8.50%     9.67%       8.82%         8.86%          8.09%
February 28, 1998*   8.50%     8.60%       7.77%         8.75%          7.92%
November 30, 1997    8.50%     9.72%       9.15%         8.82%          8.08%

This table sets forth the Trust's monthly dividend performance which is summarized quarterly.

* Distribution Rates exclude the special dividend of $0.02875/share declared December 19, 1997.

Including the special dividend results in a distribution rate @ NAV of 10.00%, and a distribution rate @ MKT of 9.05%.

                          AVERAGE ANNUAL TOTAL RETURNS

                                            NAV             MKT
                                            ---             ---
       1 Year                              8.30%            7.89%
       3 Years                             8.17%           12.66%
       5 Years                             8.38%           10.14%
       10 Years                            8.51%            N/A
       Since Trust Inception F,H           8.47%            N/A
       Since Initial Trading on NYSE G      N/A            10.93%

Assumes rights were exercised and excludes sales charges and commissions C,D,E

             PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO
                          GUARANTEE OF FUTURE RESULTS.


                      See performance footnotes on page 9.

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 PERFORMANCE FOOTNOTES
--------------------------------------------------------------------------------

(A) Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve month period to derive the Trust's yield consistent with the SEC standardized yield formula for open-end investment companies.

(B) The distribution rate is calculated by annualizing the dividend declared each month and dividing the resulting annualized dividend amount by the Trust's net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at the end of the period.

(C) Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price. The Trust's average annual returns on a market basis and assuming rights were exercised through August 31, 1998 were 7.89% and 10.14% for the one and five year periods, respectively. The Trust's average annual total return assuming an initial investment at NAV with a 3% sales charge and assuming an ending value at market and assuming rights were exercised through August 31, 1998, was 10.14% for the ten-year period. The average annual total returns based on market price assuming rights were exercised with a brokerage commission are not presented.

(D) On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. The offering was completed on January 27, 1995.

(E) On October 18, 1996, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09. Offering costs of $5,926,209 were charged against the offering proceeds.

(F)  Inception Date -- May 12, 1988.

(G)  Initial Trading on NYSE -- March 9, 1992.

(H)  Reflects Partial Waiver of Fees.

     PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE TRUST WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 ADDITIONAL NOTES AND INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program", formerly known as the Dividend Reinvestment and Cash Purchase Plan) which allows shareholders a simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Trust. The Program also offers Trust shareholders the ability to make optional cash investments in any amount from $100 to $5,000 on a monthly basis. Amounts in excess of $5,000 require prior approval of the Trust. DST Systems, Inc., the Trust's Transfer Agent, is the Administrator for the Program.

For dividend reinvestment purposes, the Administrator will purchase shares of the Trust on the open market when the market price plus estimated commissions is less than the net asset value on the valuation date. The Trust may issue new shares when the market price plus estimated commissions is equal to or exceeds the net asset value on the valuation date. New shares may be issued at the greater of (i) net asset value or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

For optional cash investments, shares will be purchased on the open market by the Administrator when the market price plus estimated commissions is less than the net asset value on the valuation date. New shares may be issued by the Trust when the market price plus estimated commissions is equal to or exceeds the net asset value on the valuation date.

There is no charge to participate in the Program. Participants may elect to discontinue participation in the Program at any time. Participants will share, on a pro-rata basis, in the fees or expenses of any shares acquired in the open market.

Participation in the Program is not automatic. If you would like to receive more information about the Program or if you desire to participate, please contact your broker or our Shareholder Services Department at (800) 992-0180.

KEY FINANCIAL DATES -- CALENDAR 1998 DIVIDENDS:

               DECLARATION DATE       EX-DATE            PAYABLE DATE
               ----------------       -------            ------------
                 January 30          February 6           February 24
                 February 27         March 6              March 23
                 March 26            April 8              April 22
                 April 30            May 7                May 22
                 May 29              June 8               June 22
                 June 30             July 8               July 22
                 July 31             August 6             August 24
                 August 31           September 8          September 22
                 September 30        October 8            October 22
                 October 30          November 6           November 23
                 November 30         December 8           December 22
                 December 21         December 29          January 13, 1999

          RECORD DATE WILL BE TWO BUSINESS DAYS AFTER EACH EX-DATE. THESE DATES ARE SUBJECT TO CHANGE.

STOCK DATA

The Trust's shares are traded on the New York Stock Exchange (Symbol: PPR). Effective November 16, 1998 the Trust's name will change to Pilgrim Prime Rate Trust and its cusip number will be 72146W 10 3. Prior to November 16, 1998 the Trust's name was Pilgrim America Prime Rate Trust and its cusip number was 720906 10 6. The Trust's NAV and market price are published daily under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                 SENIOR LOANS*
          (DOLLAR WEIGHTED PORTFOLIO INTEREST RESET PERIOD IS 43 DAYS)

PRINCIPAL
 AMOUNT                                                                        LOAN       STATED
 (000'S)                          INDUSTRY/BORROWER                            TYPE      MATURITY        VALUE
---------                         -----------------                            ----      --------        -----
             AEROSPACE AND DEFENSE: 5.3%
 $ 8,888     Erickson Air-Crane Co. (heavy lift helicopters)                  Term B     12/31/04     $ 8,443,125
  10,000     New Piper Aircraft (aircraft manufacturer)                       Term       04/15/05      10,000,000
  15,000     Nortek Aviation Support, Inc. (aviation services company)        Term B     06/14/05      15,000,000
   6,500     Piedmont Aviation Services (airport facility operator)           Term B     07/24/07       6,500,000
   6,500      Piedmont Aviation Services                                      Term C     07/24/07       6,500,000
   5,394     Technetics Corp. (aircraft engine components)                    Term       06/20/02       5,393,939
   9,355     Tri Star/Odyssey, Inc. (aerospace hardware distributor)          Term       09/30/03       9,355,000
                                                                                                      -----------
                                                                                                       61,192,064
                                                                                                      -----------
             AUTOMOBILE: 8.0%
   4,975     Autosystems Manufacturing Inc. (automotive lighting)             Term B     05/31/04       4,975,000
   4,975      Autosystems Manufacturing Inc.                                  Term C     05/31/05       4,975,000
  15,000     Breed Technologies (airbags/seatbelts)                           Term B     04/27/06      15,000,000
   9,950     Cambridge Industries, Inc. (automotive plastics)                 Term B     06/30/05       9,950,000
   9,410     Capital Tool & Design (brake backing plates)                     Term B     07/19/03       9,410,319
  13,232     Federal Mogul (automotive parts)                                 Term       12/31/05      13,231,844
   9,993     Global Metal Technologies (automotive parts)                     Term B     03/12/05       9,993,333
  12,461     Keystone Automotive (automotive aftermarket specialty parts)     Term B     03/31/04      12,460,938
   6,250     Safelite Glass Corp. (automobile windshield replacement)         Term B     12/23/04       6,250,000
   6,250      Safelite Glass Corp.                                            Term C     12/23/05       6,250,000
                                                                                                      -----------
                                                                                                       92,496,434
                                                                                                      -----------
             BEVERAGE, FOOD AND TOBACCO: 5.5%
  10,085     Del Monte Corp. (food manufacturing and distribution)            Term B     03/31/05      10,085,380
   2,526     Edward's Baking Co. (food service bakery)                        Term A     09/30/03       2,525,910
   3,308      Edward's Baking Co.                                             Term B     09/30/05       3,308,333
   3,308      Edward's Baking Co.                                             Term C     09/30/05       3,308,334
  13,860     Empire Kosher Poultry (kosher chicken and poultry)               Term B     07/31/04      13,860,000
  12,500     Favorite Brands International (confectionery manufacturer)       Term B     05/19/05      12,500,000
   9,389     Imperial Holly Corp. (sugar producer)                            Term A     12/31/05       9,388,962
   8,278      Imperial Holly Corp.                                            Term B     12/31/05       8,278,107
                                                                                                      -----------
                                                                                                       63,255,026
                                                                                                      -----------

                See Accompanying Notes to Financial Statements.

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                    LOAN           STATED
 (000'S)                          INDUSTRY/BORROWER                        TYPE          MATURITY         VALUE
---------                         -----------------                        ----          --------         -----
              BROADCASTING: 7.9%
  $10,163     Benedek Broadcasting Television Corp. (broadcasting)        Axel A (A)     12/31/04     $10,162,679
    4,759      Benedek Broadcasting Television Corp.                      Axel B (A)     12/31/04       4,759,310
    2,561     Capstar Radio Broadcasting (radio broadcasting)             Term A         09/24/99       2,561,053
    4,961      Capstar Radio Broadcasting                                 Term B         05/29/05       4,960,526
        5      Capstar Radio Broadcasting                                 Revolver       09/24/99           5,263
    5,000     Classic Cable (cable television operator)                   Term B         10/28/07       5,000,000
    7,444     Entravision (Spanish broadcast television)                  Term B         12/31/04       7,443,750
   10,000     FrontierVision (cable television)                           Term B         03/31/06      10,000,000
   10,000     Intermedia Partners IV (cable television)                   Term           01/01/05      10,000,000
    5,000      Intermedia Partners IV                                     Hybrid         03/23/08       5,000,000
    1,776     Liberman Broadcasting, Inc. (broadcasting)                  Revolver       03/31/05       1,776,000
    8,000      Liberman Broadcasting, Inc.                                Term B         09/30/05       8,000,000
    9,250     Retlaw Broadcasting, LLC (television stations)              Term B         04/30/06       9,250,000
   12,000     Telemundo Group, Inc. (Spanish broadcast television)        Term B         12/13/06      12,000,000
                                                                                                      -----------
                                                                                                       90,918,581
                                                                                                      -----------
              BUILDINGS AND REAL ESTATE: 7.7%
    6,000     Dayton Superior (concrete/masonry accessories)              Term           09/29/05       6,000,000
   10,937     Falcon Building Products (building products)                Term B         06/30/05      10,937,143
    6,600     Home Decor Group (home accessories)                         Term B         03/12/04       6,600,000
    3,400      Home Decor Group                                           Term C         03/12/05       3,400,000
    7,960     Kevco, Inc. (manufactured home components)                  Term B         02/02/05       7,960,000
   13,120     Tree Island Industries (nail and wire products)             Term B         03/31/03      13,120,000
      375     United Building Materials, Inc. (stone and concrete
              products)(1)                                                Term           12/31/99         374,798
    8,000     US Aggregates, Inc. (manufacturer of concrete products)     Term B         03/31/06       8,000,000
   23,121     Ventas, Inc. (real estate investment trust)                 Term D         05/05/03      23,121,212
    4,030     Werner Holding Co. (ladders)                                Term B         11/30/04       4,029,750
    4,925      Werner Holding Co.                                         Term C         11/30/05       4,925,250
                                                                                                      -----------
                                                                                                       88,468,153
                                                                                                      -----------
              CARGO TRANSPORT: 2.9%
   11,679     Atlas Freighter Leasing (air cargo carrier)                 Term           05/29/04      11,679,248
    3,094     Evergreen International (air cargo carrier)                 Term A         05/31/02       3,094,266
    1,634      Evergreen International                                    Term B         05/31/02       1,633,668
   10,000     Omnitrax, Inc. (rail operator)                              Term           05/12/05      10,000,000
    3,740     Oshkosh Trucking (specialized truck manufacturer)           Term B         03/01/04       3,740,000
    3,740      Oshkosh Trucking                                           Term C         03/01/04       3,740,000
                                                                                                      -----------
                                                                                                       33,887,182
                                                                                                      -----------

                See Accompanying Notes to Financial Statements.

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                   LOAN          STATED
 (000'S)                    INDUSTRY/BORROWER                             TYPE         MATURITY         VALUE
---------                   -----------------                             ----         --------         -----
               CHEMICALS, PLASTICS AND RUBBER: 6.6%
$ 9,964        Acadia Elastomers Corp. (specialty chemicals)              Term         03/21/04      $ 9,963,504
 11,283        Cedar Chemical Corp. (specialty chemicals)                 Term B       10/30/03       11,283,142
  3,563        Foamex, L.P. (polyurethane foam)                           Term B       06/30/05        3,562,868
  3,239         Foamex, L.P.                                              Term C       06/30/06        3,238,971
  1,944        Huntsman Chemical (specialty chemicals)                    Term B       03/15/04        1,944,286
  1,944         Huntsman Chemical                                         Term C       03/15/04        1,944,286
  2,366        Huntsman Corp. (industrial chemicals)                      Revolver     12/31/02        2,365,898
    684         Huntsman Corp.                                            Term A       12/31/02          683,823
  4,950         Huntsman Corp.                                            Term B       12/31/05        4,950,000
  6,000        Lyondell Petrochemical Company (petrochemicals)            Term A       07/23/03        6,000,000
 12,000         Lyondell Petrochemical Company                            Term B       07/23/03       12,000,000
  5,102        NEN Life Sciences Products (biochemicals)                  Term B       12/31/04        5,102,041
  1,133        Paint Sundry Brands (paint business & accessories)         Term B       08/11/05        1,133,333
  1,111         Paint Sundry Brands                                       Term C       08/11/06        1,111,111
  6,468        Sunbelt Manufacturing LLC (plastics manufacturer)          Term B       09/30/04        6,467,500
  4,779        Texas Petrochemical Corp. (industrial chemicals)           Term B       06/30/04        4,779,347
                                                                                                     -----------
                                                                                                      76,530,110
                                                                                                     -----------
               CONTAINERS, PACKAGING AND GLASS: 2.2%
 14,897        Gaylord Container Corporation (corrugated containers)      Term         07/30/07       14,896,552
 10,000        Pretium Packaging LLC (plastic packaging)                  Term B       07/29/06       10,000,000
                                                                                                     -----------
                                                                                                      24,896,552
                                                                                                     -----------
               DIVERSIFIED/CONGLOMERATE MANUFACTURING: 0.9%
    276  @     KDI Corp. (defense and leisure products) (2)               Term A           N/A            16,791
     13  @      KDI Corp. (2)                                             Term B           N/A            13,187
 10,000        Private Business, Inc. (banking services & software)       Term B       08/19/06       10,000,000
                                                                                                     -----------
                                                                                                      10,029,978
                                                                                                     -----------
               DIVERSIFIED/CONGLOMERATE SERVICES: 4.8%
 36,750        MAFCO Financial Corp. (diversified services and
               entertainment)                                             Term A       04/16/00       36,750,000
  3,150         MAFCO Financial Corp.                                     Revolver     04/16/00        3,150,000
  8,782        Outsourcing Solutions (accounts receivable management)     Term B       11/06/03        8,781,937
  6,910         Outsourcing Solutions                                     Term C       10/15/04        6,910,390
                                                                                                     -----------
                                                                                                      55,592,327
                                                                                                     -----------
               ECOLOGICAL: 3.3%
  4,111        Clean Harbors (environmental services)                     Term         05/08/00        4,110,698
 14,509        Laidlaw Environmental Services (waste management)          Term B       04/03/05       14,509,091
 14,509         Laidlaw Environmental Services                            Term C       04/03/06       14,509,091
  4,813        Rumpke (waste management)                                  Term         09/25/02        4,812,500
                                                                                                     -----------
                                                                                                      37,941,380
                                                                                                     -----------

                See Accompanying Notes to Financial Statements.

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                     LOAN          STATED
 (000'S)                       INDUSTRY/BORROWER                            TYPE         MATURITY         VALUE
---------                      -----------------                            ----         --------         -----
            ELECTRONICS: 5.5%
$ 4,500     Details, Inc. (circuit board manufacturer)                      Term B       10/27/04     $ 4,500,000
  5,000     Dictaphone Acquisition, Inc. (dictation and recording
            equipment)                                                      Term C       06/30/03       5,000,000
 10,224     Fairchild Semiconductor Corp. (electronic equipment)            Term C       03/11/03      10,224,228
  5,543     Intri-Plex Technologies, Inc. (disk drive component
            manufacturer)                                                   Term         09/30/02       5,543,478
  9,540     Mitel Corporation (semiconductor manufacturing)                 Term B       06/02/04       9,540,000
  9,179     OK Industries, Inc. (circuit board manufacturing systems)       Term         10/31/02       9,178,571
  9,762     Sarcom, Inc. (systems integration)                              Term         11/20/02       9,761,905
 10,000     Stonebridge Technologies, Inc. (enterprise computing)           Term         07/27/05      10,000,000
                                                                                                      -----------
                                                                                                       63,748,182
                                                                                                      -----------
            FARMING AND AGRICULTURE: 0.8%
  8,993     Purina Mills, Inc. (food products)                              Term         03/10/07       8,993,250
                                                                                                      -----------
                                                                                                        8,993,250
                                                                                                      -----------
            FINANCE: 2.6%
 18,000     Bridge Information Systems (news services)                      Term B       05/29/05      18,000,000
  6,400     National Partnership Investments Corp. (asset management)       Term         06/30/01       6,400,000
  5,000     Value Asset Management, Inc. (money management)                 Term B       04/28/03       5,000,000
                                                                                                      -----------
                                                                                                       29,400,000
                                                                                                      -----------
            GROCERY: 3.7%
  1,455     Pathmark Stores, Inc. (mid-atlantic supermarkets)               Revolver     06/15/01       1,454,545
  1,589      Pathmark Stores, Inc.                                          Term A       06/15/01       1,588,957
  9,063      Pathmark Stores, Inc.                                          Term B       12/15/01       9,062,937
 17,812     Schwegmann Giant Supermarket (Louisiana supermarkets)           Term B       01/31/04      17,811,771
  9,316     Star Markets Co., Inc. (Boston area supermarkets)               Term B       12/31/02       9,316,040
  2,890      Star Markets Co., Inc.                                         Term C       12/31/03       2,889,885
                                                                                                      -----------
                                                                                                       42,124,135
                                                                                                      -----------
            HEALTHCARE, EDUCATION AND CHILDCARE: 16.0%
  4,092     Alaris Medical Systems (infusion pumps)                         Term B       11/30/03       4,092,113
  4,092      Alaris Medical Systems                                         Term C       11/30/04       4,092,113
  3,851      Alaris Medical Systems                                         Term D       05/31/05       3,851,464
  1,990     Alliance Imaging, Inc. (diagnostic services)                    Term A       12/18/03       1,990,000
  9,453      Alliance Imaging, Inc.                                         Term C       08/09/04       9,452,500
  8,938     Community Health Systems (hospitals)                            Term B       12/31/03       8,938,356
  8,938      Community Health Systems                                       Term C       12/31/04       8,938,356
  6,712      Community Health Systems                                       Term D       12/31/05       6,712,329
  6,000     Covenant Care, Inc. (long-term healthcare facilities)           Term         06/30/99       6,000,000
  2,917     Dade International (medical testing equipment manufacturer)     Term B       12/31/04       2,916,610
  2,917      Dade International                                             Term C       12/31/04       2,916,610
  9,977      Dade International                                             Term D       12/31/04       9,977,183
  4,975     Doshi Diagnostics (radiology and medical testing)               Term         05/15/05       4,975,000
 15,000     Fountain View, Inc. (long-term healthcare facilities)           Term B       03/31/04      15,000,000

                See Accompanying Notes to Financial Statements.

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                        LOAN         STATED
 (000'S)                     INDUSTRY/BORROWER                                 TYPE        MATURITY      VALUE
---------                    -----------------                                 ----        --------      -----
            HEALTHCARE, EDUCATION AND CHILDCARE (continued)
$ 9,652     Graphic Controls Corp. (industrial and medical charts)            Term B      09/28/03   $  9,652,343
 12,500     Healthcare America, Inc. (youth psychiatric care)                 Term B      06/30/04     12,500,000
 10,000     Integrated Health Services (long-term subacute care)              Term B      09/30/04     10,000,000
  3,750     Magellan Health Services (managed behavioral care)                Term B      02/12/05      3,750,000
  3,750      Magellan Health Services                                         Term C      02/12/06      3,750,000
  5,000     Paragon Health Network, Inc. (nursing homes)                      Term B      03/31/05      5,000,000
  5,000      Paragon Health Network, Inc.                                     Term C      03/31/06      5,000,000
  5,427     Paracelsus Healthcare Corporation (for profit hospital chain)     Term A      05/15/03      5,426,667
  8,000      Paracelsus Healthcare Corporation                                Term B      06/15/04      8,000,000
  5,000     Roberts Pharmaceutical Corp (pharmaceutical post
            discovery)                                                        Term A      06/30/03      5,000,000
  9,925     SMT Health (mobile MRI systems)                                   Term        08/31/03      9,925,000
 16,667     Vencor, Inc. (long-term care facility operator)                   Term A      05/05/05     16,666,667
                                                                                                     ------------
                                                                                                      184,523,310
                                                                                                     ------------
            HOME AND OFFICE FURNISHINGS, HOUSEWARES AND
            DURABLE CONSUMER PRODUCTS: 4.2%
  4,500     All Clad (pots and pans)                                          Term A      03/18/04      4,500,000
  3,000      All Clad                                                         Term C      03/18/05      3,000,000
  8,930     Desa International (heaters and fireplaces)                       Term        11/26/04      8,930,000
 15,739     ICON Health & Fitness Co. (exercise equipment)                    Term B      11/14/01     15,739,374
  1,378     Panolam (design and manufacture wood paneling)                    Term A      01/31/03      1,377,844
  8,493      Panolam                                                          Term B      01/31/03      8,493,319
  4,853      Panolam                                                          Term C      01/31/03      4,853,325
  2,000      Panolam                                                          Term D      01/31/03      2,000,000
                                                                                                     ------------
                                                                                                       48,893,862
                                                                                                     ------------
            HOTELS, MOTELS, INNS AND GAMING: 2.7%
  2,544     Palace Station (gaming)                                           Revolver A  09/30/00      2,544,011
  8,349      Palace Station                                                   Revolver B  09/30/00      8,348,655
  4,706     Patriot American Hospitality (hotels & resorts)                   Term II     03/31/99      4,705,882
  5,294      Patriot American Hospitality                                     Term III    03/31/00      5,294,118
  9,996      Patriot American Hospitality                                     Term B      03/31/03      9,995,833
                                                                                                     ------------
                                                                                                       30,888,499
                                                                                                     ------------
            INSURANCE: 0.5%
  5,812     TRG Holdings Corp. (insurance run-off)                            Term        01/31/03      5,812,500
                                                                                                     ------------
                                                                                                        5,812,500
                                                                                                     ------------
            LEISURE, AMUSEMENT, MOTION PICTURES AND
            ENTERTAINMENT: 4.7%
  3,750     AMFAC Parks and Resorts (park services operator)                  Term B      09/04/04      3,750,000
  3,750      AMFAC Parks and Resorts                                          Term C      09/30/04      3,750,000
 20,000     Florida Panthers Holdings, Inc. (investment holding)              Term        12/15/98     20,000,000
  9,950     Four Media Co. (film services)                                    Term B      09/10/04      9,950,000
 10,000     Panavision, Inc. (high precision file camera systems)             Term B      03/10/05     10,000,000
  7,157     Worldwide Sports & Recreation Corp. (optics,
            sports products)                                                  Term B      03/31/01      6,977,665
                                                                                                     ------------
                                                                                                       54,427,665
                                                                                                     ------------

                See Accompanying Notes to Financial Statements.

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                   LOAN        STATED
(000'S)                        INDUSTRY/BORROWER                          TYPE       MATURITY        VALUE
---------                      -----------------                          ----       --------        -----
             MACHINERY (NONAGRICULTURE, NONCONSTRUCTION,
             NONELECTRONIC): 0.6%
$ 7,474      Clearing - Niagara (metal stamping press manufacturer)     Term       10/18/04     $ 7,473,571
                                                                                                -----------
                                                                                                  7,473,571
                                                                                                -----------
             MINING, STEEL, IRON AND NONPRECIOUS METALS: 4.2%
  5,910      Cable Systems International (cable wire manufacturer)      Term B     10/04/02       5,910,000
  3,269      Centennial Resources (coal mining)                         Term A     03/31/02       3,105,769
  8,510       Centennial Resources                                      Term B     03/31/04       8,084,134
  2,500      Ispat Sidbec, Inc. (steel producer)                        Term B     07/17/05       2,500,000
  2,500       Ispat Sidbec, Inc.                                        Term C     07/17/06       2,500,000
  9,725      GS Technologies (metal products)                           Term       09/30/02       9,725,000
    361      National Refractories, Inc. (kiln lining materials)        Term B     09/30/99         360,933
  3,223       National Refractories, Inc.                               Term C     09/30/99       3,222,888
  8,000      Peabody Holding Company (coal producer)                    Term B     06/12/05       8,000,000
  5,000      Scovill Fasteners, Inc. (fasteners)                        Term A     11/26/03       5,000,000
                                                                                                -----------
                                                                                                 48,408,724
                                                                                                -----------
             OIL AND GAS: 1.7%
 11,475      Cardinal Services, Inc. (oil field services)               Term B     03/10/05      11,475,428
  1,492      Perf-O-Log (oil field services)                            Term       08/11/03       1,492,500
  3,970       Perf-O-Log                                                Term B     08/11/03       3,970,000
  2,494       Perf-O-Log                                                Term C     08/11/04       2,493,750
                                                                                                -----------
                                                                                                 19,431,678
                                                                                                -----------
             PERSONAL, FOOD AND MISCELLANEOUS SERVICES: 8.1%
 14,605      Boston Chicken, Inc. (home meal replacement)               Lease/     12/12/01      13,874,590
                                                                        Term C
  4,971      Brickman Group, Inc. (landscaping)                         Term B     12/31/05       4,970,881
 18,983      Coinmach Laundry Corp. (laundry)                           Term B     06/30/05      18,952,500
  5,618      Papa Gino's, Inc. (quick service restaurants)              Term A     02/19/02       5,617,820
 14,970       Papa Gino's, Inc.                                         Term B     02/19/04      14,969,530
 15,000      SC International Services (airline catering)               Term       06/01/05      15,000,000
  6,500      24-Hour Fitness, Inc. (health club operator)               Term A     12/31/02       6,500,000
 13,500       24-Hour Fitness, Inc.                                     Term B     12/31/04      13,500,000
                                                                                                -----------
                                                                                                 93,385,321
                                                                                                -----------
             PERSONAL AND NONDURABLE CONSUMER PRODUCTS
             (MANUFACTURING ONLY): 2.4%
  1,186  @   AM Cosmetics (cosmetics and skin care products)            Term A     06/30/03       1,008,013
  8,687  @    AM Cosmetics                                              Term B     12/31/04       7,384,362
  4,013      Duo-Tang, Inc. (report cover manufacturer)                 Term A     12/31/02       4,012,755
  5,285       Duo-Tang, Inc.                                            Term B     12/31/02       5,285,437
  9,404      Medtech Products, Inc. (non-prescription
             consumer medications)                                      Term B     10/15/02       9,403,661
                                                                                                -----------
                                                                                                 27,094,228
                                                                                                -----------
             PERSONAL TRANSPORTATION: 0.9%
 10,000      Neoplan USA Corporation (personal transportation)          Term B     05/29/05      10,000,000
                                                                                                -----------
                                                                                                 10,000,000
                                                                                                -----------

                See Accompanying Notes to Financial Statements.

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                     LOAN          STATED
 (000'S)                          INDUSTRY/BORROWER                         TYPE         MATURITY          VALUE
---------                         -----------------                         ----         --------          -----
           PRINTING AND PUBLISHING: 6.0%
$8,978     American Color Graphics (commercial printing)                    Term B       06/04/05     $  8,977,500
 6,738     Bankers Systems, Inc. (banking industry compliance services)     Term B       11/01/02        6,737,500
18,958     Eastern Pulp & Paper Corporation (specialty paper)               Term         08/31/04       18,958,330
  ,000     Jefferson Smurfit (pulp and paper products)                      Term B       03/23/06        8,000,000
12,250     Stone Container (pulp and paper products)                        Term D       10/01/03       12,250,000
 3,336     Von Hoffman Press, Inc. (textbook manufacturer)                  Term B       05/29/04        3,335,714
10,829      Von Hoffman Press, Inc.                                         Term C       05/29/05       10,828,571
                                                                                                      ------------
                                                                                                        69,087,615
                                                                                                      ------------
           RETAIL STORES: 4.2%
 6,916     Color Tile, Inc. (home improvement retailer) (3)                 Term D       12/31/98        2,005,576
12,308     Murray's Discount Auto Parts (auto parts retailer)               Term         06/30/03       12,307,692
 4,981     Nebraska Book Co. (wholesale and retail textbooks)               Term B       04/30/04        4,980,769
 5,080     Peebles, Inc. (department store chain)                           Term A       04/30/01        5,080,325
12,969      Peebles, Inc.                                                   Term B       04/30/02       12,969,496
 2,240     Renters Choice, Inc. (consumer goods rent to own)                Term B       01/31/06        2,239,688
 2,746      Renters Choice, Inc.                                            Term C       01/31/07        2,746,181
 5,953     TravelCenters of America (road transport service centers)        Term B       03/27/05        5,953,125
                                                                                                      ------------
                                                                                                        48,282,852
                                                                                                      ------------
           TELECOMMUNICATIONS: 12.7%
10,000     American Wireless Corporation (rural cellular
           phone operator)                                                  Term B       06/04/07       10,000,000
10,000      American Wireless Corporation                                   Term C       12/04/97       10,000,000
 8,817     Claricom Holdings, Inc. (communication systems)                  Term B       07/01/03        8,816,531
 8,120     Commnet (cellular phones)                                        Term A       09/30/05        8,120,000
 1,173      Commnet                                                         Term B       09/18/06        1,172,903
 2,323      Commnet                                                         Term C       03/18/07        2,322,920
 6,504      Commnet                                                         Term D       09/18/07        6,504,177
26,500     Nextel Finance Co. (cellular phones)                             Term B       09/30/06       26,500,000
 1,750      Nextel Finance Co.                                              Term A       06/30/03        1,750,000
 1,862      Nextel Finance Co.                                              Revolver     06/30/03        1,862,000
10,364     Omnipoint Communications, Inc. (cellular phones)                 Term A       02/17/06       10,363,695
 5,084      Omnipoint Communications, Inc.                                  Term B       02/17/06        5,083,886
   302      Omnipoint Communications, Inc.                                  Term C       02/23/06        3,024,776
 2,582     Pacific Coin (private pay phone operator)                        Term A       12/31/02        2,581,967
 6,728      Pacific Coin                                                    Term B       12/31/04        6,727,500
 9,474     Prodelin Holding Corporation (satellite
           antenna manufacturer)                                            Term B       05/28/06        9,473,684
10,000     Teletouch Communications (rural paging services)                 Term B       11/30/04       10,000,000
12,000     TSR Wireless, LLC (wireless messaging)                           Term         06/30/05       12,000,000
10,000     Western PCS Corporation (wireless digital comm. provider)        Term B       07/09/05       10,000,000
                                                                                                      ------------
                                                                                                       146,304,039
                                                                                                      ------------

                See Accompanying Notes to Financial Statements.

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                  LOAN           STATED
(000'S)                         INDUSTRY/BORROWER                        TYPE          MATURITY         VALUE
---------                       -----------------                        ----          --------         -----
             TEXTILES AND LEATHER: 4.6%
 $10,000     Accessory Network Group (personal clothing accessories)     Term B        08/13/05     $   10,000,000
  6,242      Harriet & Henderson (yarn manufacturer)                     Term A        06/12/00          6,241,578
  6,790      Humphreys, Inc. (belts and personal leather goods)          Term B        11/15/03          6,790,000
  9,960      Polymer Group (polyolefin products manufacturer)            Term B        01/31/06          9,960,000
  8,528      Targus Group International, Inc. (luggage)                  Term B        01/05/05          8,528,079
  1,427       Targus Group International, Inc.                           Term C        01/05/05          1,427,294
 10,000      Tartan Textile Services (linen rental services)             Term B        05/13/05         10,000,000
                                                                                                    --------------
                                                                                                        52,946,951
                                                                                                    --------------
             Total Senior Loans -- 141.2%                                                            1,626,434,169
                                                                                                    --------------
             (Cost $1,635,368,441)

                                             OTHER CORPORATE DEBT
             FINANCE: 0.9%
 10,000      Value Asset Management, Inc. (money management)             Snr. Sub.     04/28/99         10,000,000
                                                                                                    --------------
             CHEMICALS, PLASTICS AND RUBBER: 0.2%
  2,875      Paint Sundry Brands, LLC (paint brushes & accessories)      Snr. Sub.     08/11/05          2,875,000
                                                                                                    --------------
             DIVERSIFIED/CONGLOMERATE MANUFACTURING: 0.5%
  6,000      Capital Tool & Design (brake backing plates)                Sub. Note     07/26/03          6,000,000
                                                                                                    --------------
               Total Other Corporate Debt -- 1.6%                                                       18,875,000
                                                                                                    --------------
                (Cost $18,875,000)

                       COMMON STOCK AND PREFERRED STOCK
 SHARES
 ------
              APPAREL PRODUCTS: 0.0%
 13,294    @  Butterick Company, Inc. (sewing aids)                                                        12,557
                                                                                                    -------------
              DIVERSIFIED/CONGLOMERATE MANUFACTURING: 0.0%
  2,633    @  KDI Corp. -- common (defense and leisure products) (2)                                          --
                                                                                                    -------------
              DIVERSIFIED/CONGLOMERATE SERVICES: 0.1%
 60,056    @  Staff Leasing, Inc. (employee leasing) (R)                                                  810,756
                                                                                                    -------------
              RESTAURANTS: 0.3%
 413,980   @  America's Favorite Chicken Co. -- common (quick service
              restaurant chain) (R)                                                                     3,645,508
                                                                                                    -------------
              TEXTILES AND LEATHER: 0.1%
 127,306   @  Dan River, Inc. -- common (diversified textiles) (R)                                      1,489,480
                                                                                                    -------------
                Total Common Stock and Preferred Stock -- 0.5%                                          5,958,301
                                                                                                    -------------
                (Cost $1,247,811)

                See Accompanying Notes to Financial Statements.

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                 STOCK PURCHASE WARRANTS AND OTHER SECURITIES

 SHARES                                                                                        VALUE
 ------                                                                                        -----
       1  @  Autotote Systems, Inc., Warrant representing 48,930 common shares (designer and manufacturer of wagering equipment),
               Expires 10/30/03 (R)                                                        $       56,025
       1  @  Autotote Systems, Inc., Option representing 0.248% common
               shares issued and outstanding (R)                                                       --
 80,634   @  Capital Tool & Design, Warrants representing 80,634 common
               shares (brake backing plates) (R)                                                  143,528
 19,000   @  Covenant Care, Inc., Warrants representing 19,000 common
               shares (long-term healthcare facilities) (R)                                       285,000
 26,606   @  KDI Corp. Units of Trust (defense and leisure products) (R)(2)                            --
                                                                                           --------------
                Total Stock Purchase Warrants and Other Securities -- 0.0%                        484,553
                                                                                           --------------
               (Cost $0)
               TOTAL INVESTMENTS (COST $1,655,491,252) (5)                      143.3%     $1,651,752,023
               LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS -- NET            (43.3)%      (499,160,519)
                                                                             ----------    --------------
                 Net Assets                                                     100.0%     $1,152,591,504
                                                                             ==========    ==============

----------------
@    Non-income producing security
(A)  Axel  describes  an  amortizing   extended  term  loan  with  limited  call
     protection.
(R)  Restricted security
* Senior loans, while exempt from registration under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, LIBOR, the certificate of deposit rate, or in some cases another base lending rate.
(1) The borrower has entered into a forebearance agreement pending sale of the company or refinance of this debt.
(2) The borrower filed for protection under Chapter 7 of the U.S. Federal bankruptcy code and is in the process of liquidation.
(3) The borrower filed for protection under Chapter 11 of the U.S. Federal bankruptcy code and is in the process of developing a plan of reorganization.
(4) The borrower is restructuring and interest is being recognized as cash payments are received.
(5) For Federal income tax purposes, which is the same for financial reporting purposes, cost of investments is $1,655,491,252 and net unrealized depreciation consists of the following:

         Gross Unrealized Appreciation      $ 5,274,235
         Gross Unrealized Depreciation       (9,013,464)
                                            -----------
             Net Unrealized Depreciation    $(3,739,229)
                                            ===========

                See Accompanying Notes to Financial Statements.

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILTIES as of August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------


ASSETS:
Cash                                                       $        51,389
Investments in securities at value (Cost $1,655,491,252)     1,651,752,023
Receivables:
 Fund shares sold                                                  488,014
 Interest                                                       16,032,214
 Other                                                              80,785
Prepaid expenses                                                   938,625
Prepaid arrangement fees on notes payable                          412,265
                                                           ---------------
   Total assets                                              1,669,755,315
                                                           ---------------
LIABILITIES:
Notes payable                                                  509,000,000
Deferred arrangement fees on senior loans                        3,477,789
Accrued interest payable                                         4,101,468
Accrued expenses                                                   584,554
                                                           ---------------
   Total liabilities                                           517,163,811
                                                           ---------------
NET ASSETS (equivalent to $9.32 per share, based on
 123,649,679 shares of beneficial interest authorized
 and outstanding, no par value)                            $ 1,152,591,504
                                                           ===============
Net Assets Consist of:
 Paid-in capital                                           $ 1,174,282,745
 Undistributed net investment income                            12,475,716
 Accumulated net realized loss on investments                  (30,427,728)
 Net unrealized depreciation of investments                     (3,739,229)
                                                           ---------------
   Net assets                                              $ 1,152,591,504
                                                           ===============


                See Accompanying Notes to Financial Statements.

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS for the Six Months Ended August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest                                                      $ 66,503,413
Arrangement fees earned                                          2,481,784
Other                                                              852,311
                                                              ------------
 Total investment income                                        69,837,508
                                                              ------------
EXPENSES:
Interest                                                        13,813,335
Investment management fees                                       5,673,671
Administration fees                                                972,918
Revolving credit facility fees                                     375,356
Miscellaneous expense                                              352,798
Reports to shareholders                                            262,751
Custodian fees                                                     278,958
Transfer agent and registrar fees                                  218,173
Recordkeeping and pricing fees                                      99,757
Professional fees                                                   96,548
Insurance expense                                                   39,343
Trustees' fees                                                      27,726
                                                              ------------
 Total expenses                                                 22,211,334
 Less: Earnings credits                                            (26,596)
                                                              ------------
 Net expenses                                                   22,184,738
                                                              ------------
   Net investment income                                        47,652,770
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Net realized loss on investments                                   (58,171)
Change in unrealized depreciation of investments                (5,319,355)
                                                              ------------
 Net loss on investments                                        (5,377,526)
                                                              ------------
   Net increase in net assets resulting from operations       $ 42,275,244
                                                              ============

                See Accompanying Notes to Financial Statements.

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   SIX MONTHS
                                                     ENDED             YEAR
                                                   AUGUST 31,          ENDED
                                                     1998           FEBRUARY 28,
                                                  (UNAUDITED)          1998
                                                  -----------       ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                           $   47,652,770   $   95,217,224
Net realized loss on investments                       (58,171)     (18,935,269)
Change in unrealized appreciation (depreciation)
 on investments                                     (5,319,355)       5,319,483
                                                --------------   --------------
 Net increase in net assets resulting from
  operations                                        42,275,244       81,601,438

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income           (47,103,768)     (93,879,672)

CAPITAL SHARE TRANSACTIONS:
Issuance from dividend reinvestment                  7,481,037       15,591,705
Net increase in net assets derived from the sale
 of shares in connection with shelf offering       115,536,181               --
                                                --------------   --------------
 Net increase from capital share transactions      123,017,218       15,591,705
 Total increase in net assets                      118,188,694        3,313,471

NET ASSETS:
Beginning of period                              1,034,402,810    1,031,089,339
                                                --------------   --------------
End of period (including undistributed net
 investment income of $12,475,716 and
 $11,926,714 respectively)                      $1,152,591,504   $1,034,402,810
                                                ==============   ==============
SUMMARY OF CAPITAL SHARE TRANSACTIONS:
Shares issued in payment of distributions from
  net investment income                                785,537        1,624,659
Shares sold in connection with shelf offering       12,099,720               --
                                                --------------   --------------
 Net increase in shares outstanding                 12,885,257        1,624,659
                                                ==============   ==============

                See Accompanying Notes to Financial Statements.

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 STATEMENT OF CASH FLOWS for the Six Months Ended August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
 Interest received                                            $    63,792,801
 Facility fees received                                             2,384,326
 Commitment fees received                                             141,047
 Other income received                                                944,493
 Interest paid                                                    (11,529,898)
 Other operating expenses paid                                     (8,815,721)
 Purchases of portfolio securities                             (1,002,826,959)
 Proceeds from disposition of portfolio securities                719,065,223
                                                              ---------------
    Net cash used for operating activities                       (236,844,688)
                                                              ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Dividends paid                                                   (39,622,731)
 Overdraft financing                                               (6,017,373)
 Proceeds from share offerings                                    115,536,181
 Loan advance                                                     167,000,000
                                                              ---------------
    Net cash provided by financing activities                     236,896,077
                                                              ---------------
 Net change in cash                                                    51,389
 Cash at beginning of year                                                --
                                                              ---------------
 Cash at end of year                                          $        51,389
                                                              ===============
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
 Net increase in net assets resulting from operations         $    42,275,244
                                                              ---------------
 Adjustments to reconcile net increase in net assets
  resulting from operations to net cash provided by
  operating activities:
    Increase in investments in securities                        (284,486,743)
    Increase in dividends and interest receivable                  (3,016,734)
    Increase in receivable for fund shares sold                      (488,014)
    Decrease in other assets                                        6,930,280
    Increase in prepaid arrangement fees on notes payable                (919)
    Increase in prepaid expenses                                     (525,198)
    Increase in deferred arrangement fees on senior loans              88,069
    Increase in accrued interest payable                            2,587,639
    Decrease in accrued expenses                                     (208,312)
                                                              ---------------
    Total adjustments                                            (279,119,932)
                                                              ---------------
      Net cash used for operating activities                  $  (236,844,688)
                                                              ===============

                See Accompanying Notes to Financial Statements.

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                    SIX MONTHS
                                      ENDED                YEARS ENDED FEBRUARY 28 OR FEBRUARY 29,
                                  AUGUST 31, 1998  -----------------------------------------------------
                                    (UNAUDITED)       1998        1997(7)    1996(6)     1995       1994
                                    -----------       ----        -------    -------     ----       ----
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period                             $     9.34     $     9.45  $     9.61   $   9.66  $  10.02   $  10.05
Net investment income                     0.40           0.87        0.82       0.89      0.74       0.60
Net realized and unrealized gain
 (loss) on investments                   (0.03)         (0.13)      (0.02)     (0.08)     0.07      (0.05)
                                    ----------     ----------  ----------   --------  --------   --------
Increase in net asset value from
 investment operations                    0.37           0.74        0.80       0.81      0.81       0.55
Distributions from net investment
 income                                  (0.41)         (0.85)      (0.82)     (0.86)    (0.73)     (0.60)
Increase in net asset value from
 share offerings                          0.02             --          --         --        --         --
Reduction in net asset value from
 rights offering                            --             --       (0.14)        --     (0.44)        --
Increase in net asset value from
 repurchase of capital stock                --             --          --         --        --       0.02
                                    ----------     ----------  ----------   --------  --------   --------
Net asset value, end of period      $     9.32     $     9.34  $     9.45   $   9.61  $   9.66   $  10.02
                                    ==========     ==========  ==========   ========  ========   ========
Closing market price at end of
 period                             $    10.00     $    10.31  $    10.00   $   9.50  $   8.75   $   9.25
TOTAL RETURN
Total investment return at closing
 market price(3)                          1.21%         12.70%      15.04%     19.19%     3.27%      8.06%
Total investment return at net
 asset value(4)                           4.15%          8.01%       8.06%      9.21%     5.24%      6.28%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)   $1,152,592     $1,034,403  $1,031,089   $862,938  $867,083   $719,979
Average borrowings (000's)          $  452,049     $  346,110  $  131,773   $     --  $     --   $     --
Ratios to average net assets plus
 borrowings:
 Expenses (before interest and
  other fees related to revolving
  credit facility)                        1.04% (1)      1.04%       1.13%        --        --         --
 Expenses                                 2.88% (1)      2.65%       1.92%        --        --         --
 Net investment income                    6.18% (1)      6.91%       7.59%        --        --         --
Ratios to average net assets:
 Expenses (before interest and
  other fees related to revolving
  credit facility)                        1.47% (1)      1.39%       1.29%        --        --         --
 Expenses                                 4.08% (1)      3.54%       2.20%      1.23%     1.30%      1.31%
 Net investment income                    8.77% (1)      9.23%       8.67%      9.23%     7.59%      6.04%
Portfolio turnover rate                     47%            90%         82%        88%      108%        87%
Shares outstanding at end of
 period (000's)                        123,650        110,764     109,140     89,794    89,794     71,835

------------
(1)  Annualized.
(2) Prior to the waiver of expenses, the ratios of expenses to average net assets were 1.95% (annualized), 1.48% and 1.44% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively, and the ratios of net investment income to average net assets were 8.91% (annualized), 10.30% and 7.60% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively.
(3) Total investment return measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. On March 9, 1992, the shares of the Trust were initially listed for trading on the New York Stock Exchange. Accordingly, the total investment return for the year ended February 28, 1993, covers only the period from March 9, 1992, to February 28, 1993. Total investment return for periods prior to the year ended February 28, 1993, are not presented since market values for the Trust's shares were not available. Total returns for less than one year are not annualized.

                See Accompanying Notes to Financial Statements.

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (Continued)
--------------------------------------------------------------------------------

                   YEARS ENDED FEBRUARY 28 OR FEBRUARY 29,
     ----------------------------------------------------------------
        1993       1992           1991         1990             1989
        ----       ----           ----         ----             ----

     $   9.96   $   9.97      $    10.00    $    10.00       $  10.00
         0.60       0.76            0.98          1.06           0.72

         0.01      (0.02)          (0.05)           --             --
     --------   -------       ----------    ---------        --------

         0.61       0.74            0.93          1.06           0.72

        (0.57)     (0.75)          (0.96)        (1.06)         (0.72)
           --         --              --            --             --

           --         --              --            --             --

         0.05         --              --            --             --
     --------   -------       ----------    ---------        --------
     $  10.05   $   9.96      $     9.97    $    10.00       $  10.00
     ========   =======       ==========    =========        ========

     $   9.13         --              --            --             --

        10.89%        --              --            --             --

         7.29%      7.71%          9.74%        11.13%           7.35%

     $738,810   $874,104      $1,158,224    $1,036,470       $252,998
     $     --   $     --      $       --    $       --       $     --

           --         --              --            --             --
           --         --              --            --             --
           --         --              --            --             --

           --         --              --            --             --
         1.42%      1.42% (2)      1.38%          1.46% (2)      1.18% (1)(2)
         5.88%      7.62% (2)      9.71%         10.32% (2)      9.68% (1)(2)
           81%        53%            55%           100%            49% (1)

       73,544     87,782        116,022        103,660         25,294
------------
(4) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust's shares. Total returns for less than one year are not annualized.
(5) Calculation of total return excludes the effects of the per share dilution resulting from the rights offering as the total account value of a fully subscribed shareholder was minimally impacted.
(6) Pilgrim America Investments, Inc., the Trust's investment manager, acquired certain assets of Pilgrim Management Corporation, the Trust's former investment manager, in a transaction that closed on April 7, 1995.
(7) The Manager has agreed to reduce its fee for a period of three years from the Expiration Date of the November 12, 1996 Rights Offering to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.

                See Accompanying Notes to Financial Statements.

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Pilgrim  Prime  Rate  Trust  (the  "Trust",  prior  to November 16, 1998 Pilgrim
America Prime Rate Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, investment management company. The Trust invests in senior loans which are exempt from registration under the Securities Act of 1933 (the "`33 Act") but contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit rate, or in some cases another base lending rate. The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Senior loans are valued at fair value in the absence of readily ascertainable market values. Fair value is determined by Pilgrim Investments, Inc. (the "Manager") under procedures established and monitored by the Trust's Board of Trustees. In valuing a loan, the Manager will consider, among other factors: (i) the creditworthiness of the corporate issuer and any interpositioned bank; (ii) the current interest rate, period until next interest rate reset and maturity date of the senior corporate loan; (iii) recent market prices for similar loans, if any; and
     (iv) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions. The Manager may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the loans held by the Trust have or could have occurred. However, because the secondary market in senior loans has not yet fully developed, the Manager will not rely solely on such prices or quotations. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Securities other than senior loans for which reliable quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees of the Trust. Investments in securities maturing in less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

B. Federal Income Taxes. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     At February 28, 1998, the Trust had capital loss carryforwards for federal income tax purposes of approximately $19,738,326 which are scheduled to expire through February 28, 2006.

     The Board of Trustees intends to offset any future net capital gains with the capital loss carryforwards until each carryforward has been fully utilized or expires.

C. Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis at the then current loan rate, and dividend income is recorded on the ex-dividend date. The accrual of interest on loans is discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. Upon such discontinuance, all unpaid accrued interest is reversed. Cash collections on nonaccrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Arrangement fees, which represent non-refundable fees associated with the acquisition of loans, are deferred and recognized ratably over the shorter of 2.5 years or the actual term of the loan.

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

D. Distributions to Shareholders. The Trust records distributions to its shareholders on the ex-date. Distributions from income are declared by the Trust on a monthly basis. Distributions from capital gains, if any, are declared on at least an annual basis. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital.

E. Dividend Reinvestments. Pursuant to the Shareholder Investment Program (formerly known as the Automatic Dividend Reinvestment Plan), DST Systems, Inc., the Plan Agent, purchased, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares were purchased only when the closing sale or bid price plus commission was less than the net asset value per share of the stock on the valuation date. If the market price plus commissions was equal to or exceeded the net asset value, new shares may be issued at the greater of
     (i) net asset value or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

F. Use of Estimates. Management of the Trust has made certain estimates and assumptions relating to the reporting of assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

G. Share Offerings. Beginning May, 1998 the Trust began issuing shares under two separate shelf registration statements, whereby the net proceeds received by the Trust from share sales may not be less than the greater of
     (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

NOTE 2 -- INVESTMENTS

For the six months ended August 31, 1998, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $1,002,826,959 and $719,065,223, respectively. At August 31, 1998, the Trust held senior loans valued at $1,626,434,169 representing 98.5% of its total investments. The market value of these securities can only be established by negotiation between parties in a sales transaction. Due to the uncertainty inherent in the valuation process, the fair values as determined may materially differ from the market values that would have been used had a ready market for these securities existed.

The senior loans acquired by the Trust may take the form of a direct co-lending relationship with the corporate issuer, an assignment of a co-lender's interest in a loan, or a participation interest in a co-lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Trust may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Additionally, certain situations may arise where the Trust acquires a participation in a co-lender's interest in a loan and the Trust does not have privity with or direct recourse against the corporate issuer. Accordingly, the Trust may incur additional credit risk as a participant because it must assume the risk of insolvency or bankruptcy of the co-lender from which the participation was acquired. Common and preferred stocks, and stock purchase warrants held in the portfolio were acquired in conjunction with senior loans held by the Trust. Certain of these stocks and warrants are restricted and may not be publicly sold without registration under the '33 Act, or without an exemption under the '33 Act. In some cases, these restrictions expire after a designated

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                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

period  of  time  after  issuance  of  the  stock  or  warrant. These restricted securities are valued at fair value as determined by the Board of Trustees by considering quality, dividend rate, and marketability of the securities compared to similar issues. In order to assist in the determination of fair value, the Trust will obtain quotes from dealers who periodically trade in such securities where such quotes are available. Dates of acquisition and cost or assigned basis of restricted securities are as follows:

                                                    DATE OF        COST OR
                                                  ACQUISITION   ASSIGNED BASIS
                                                  -----------   --------------

America's Favorite Chicken Co. -- Common            11/05/92     $        1
Autotote Systems, Inc. -- Option                    11/11/92             --
Autotote Systems, Inc. -- Warrant                   11/11/92             --
Capital Tool & Design -- Warrants                   07/26/96             --
Covenant Care, Inc. -- Warrants                     12/22/95             --
Dan River, Inc. -- Common                           09/15/91      1,217,260
KDI Corp. Units of Trust                            09/19/95             --
Staff Leasing, Inc.                                 09/01/95         30,550
                                                                 ----------
Total restricted securities excluding senior
  loans (market value of $6,430,297 was 0.56%
   of net assets at August 31, 1998)                             $1,247,811
                                                                 ==========

NOTE 3 -- MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

The Trust has entered into an Investment Management Agreement with Pilgrim Investments, Inc. (the "Manager") a wholly-owned subsidiary of Pilgrim Group, Inc. ("PG"), to provide advisory and management services. The Investment Management Agreement compensates the Manager with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Trust's average daily net assets plus borrowings. Prior to August 6, 1998, the Investment Management Agreement compensated the Manager at an annual rate of 0.85% of the Trust's average daily net assets plus borrowings up to $700 million; 0.75% of the average daily net assets plus borrowings of $700 million to $800 million; and 0.65% of average daily net assets plus borrowings in excess of $800 million.

The Manager has reduced its fee for a period of three years from the Expiration Date of the November 12, 1996 Rights Offering (See Note 5) to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.

The Trust has also entered into an Administration Agreement with PG to provide administrative services and also to furnish facilities. The Administration Agreement compensates the Administrator with a fee, computed daily and payable monthly, at an annual rate of 0.15% of the Trust's average daily net assets plus borrowings up to $800 million; and 0.10% of the average daily net assets plus borrowings in excess of $800 million.

NOTE 4 -- COMMITMENTS

The Trust has entered into both a 364 day and a five year revolving credit agreement to borrow up to $650 million from a syndicate of major financial institutions maturing July 16, 2003. Borrowing rates under these agreements are based on a fixed spread over LIBOR, the federal funds rate, or a commercial paper based rate. The Trust also pays an unused arrangement fee for any unborrowed amount amortized over 364 days and five years, respectively. The amount of borrowings outstanding at August 31, 1998, was $509 million at a weighted average interest rate of 5.9%, which represented 30.6% of net assets plus borrowings. Average borrowings for the six months ended August 31, 1998, were $452,049,180 and the average annualized interest rate was 6.1%.

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

As of August 31, 1998, the Trust had unfunded loan commitments pursuant to the terms of the following loan agreements:

Capstar Radio                  $ 2,433,684   Nextel Finance         $ 3,388,000
Edward's Baking Co.                674,090   Palace Stations             35,831
Huntsman Corp.                     954,660   Papa Gino's, Inc.        3,178,808
Liberman Broadcasting, Inc.        224,000   Stores Pathmark          3,834,711
Gaylord Container                9,103,448                          -----------
                                                                    $23,827,232
                                                                    ===========
NOTE 5 -- RIGHTS OFFERINGS

On October 18, 1996, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09 . Offering costs of $6,972,203 were charged against the offering proceeds.

On December 27, 1994, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

NOTE 6 -- CUSTODIAL AGREEMENT

Investors Fiduciary Trust Company ("IFTC") serves as the Trust's custodian and recordkeeper. Custody fees paid to IFTC are reduced by earnings credits based on the cash balances held by IFTC for the Trust. For the six months ended August 31, 1998, the Trust received $26,596 in earnings credits from IFTC.

NOTE 7 -- AFFILIATED TRANSACTIONS

During the six months ended August 31, 1998, the Trust sold certain holdings in senior loans to an affiliated fund managed by the Manager at prices determined by the Manager to represent market prices. The proceeds and cost of such loans were $20,022,920 and $20,000,000, respectively, excluding any benefit to the Trust from the recognition of deferred arrangement fees.

NOTE 8 -- SUBSEQUENT EVENTS

Subsequent to August 31, 1998, the Trust declared the following dividends from net investment income:

PER SHARE AMOUNT     DECLARATION DATE     RECORD DATE     PAYABLE DATE
----------------     ----------------     -----------     ------------
   $0.0690               08/31/98           09/10/98        09/22/98
   $0.0680               09/28/98           10/13/98        10/22/98

                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                 MANAGEMENT'S ADDITIONAL OPERATING INFORMATION

APPROVAL OF CHANGES IN INVESTMENT POLICIES

At a Special Meeting of Trust Shareholders, held August 6, 1998, Shareholders approved changes in the Trust's fundamental investment policies which make available certain additional investment opportunities to the Trust, including
(i) investing in loans in any form of business entity, as long as the loans otherwise meet the Trust's requirements regarding the quality of loans in which it may invest; (ii) the treatment of lease participations as Senior Loans which would constitute part of the 80% of the Trust's assets normally invested in Senior Loans; (iii) investing in all types of hybrid loans that meet credit standards established by the Investment Manager constituting part of the 20% of the Trust's assets that may be invested in Other Investments; (iv) the ability to invest up to 5% of its total assets in both subordinated and unsecured loans which would constitute part of the 20% of the Trust's assets that may be invested in Other Investments.

Additionally, another policy change approved by the Board of Trustees of the Trust, which does not require shareholder approval, permits the Trust to accept guarantees and expanded forms of intangible assets as collateral, including copyrights, patent rights, franchise value, and trademarks. Another policy change approved by the Board that does not require shareholder approval provides that 80% of the Trust's gross assets, as opposed to 80% of its net assets, may normally be invested in Senior Loans.

The Trust's Manager considered the evolving nature of the syndicated loan market and the potential benefits to the Trust and its shareholders of revising the restriction to permit the Trust to invest in loans other than Senior Loans and the increase in the number of attractive investment opportunities available to the Trust due to the change.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the Investment Company Act of 1940, and Rule 23c-1 under the Investment Company Act of 1940, the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program") which enables investors to conveniently add to their holdings at reduced costs. Should you desire further information concerning this Program, please contact the Shareholder Servicing Agent at (800) 992-0180.

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                                       32
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                           PILGRIM PRIME RATE TRUST

--------------------------------------------------------------------------------
 FUND ADVISORS AND AGENTS
--------------------------------------------------------------------------------

INVESTMENT MANAGER                    INSTITUTIONAL INVESTORS AND ANALYSTS
Pilgrim Investments, Inc.             Call Pilgrim Prime Rate Trust
Two Renaissance Square                1-800-336-3436, Extension 8256
40 North Central Avenue
Suite 1200
Phoenix, Arizona 85004-4424


SHAREHOLDER SERVICING AGENT           TRANSFER AGENT
Pilgrim Group, Inc.                   DST Systems, Inc.
Two Renaissance Square                P.O. Box 419368
40 North Central Avenue               Kansas City, Missouri 64141
Suite 1200
Phoenix, Arizona 85004-4424
1-800-992-0180


INDEPENDENT AUDITORS                  CUSTODIAN
KPMG Peat Marwick LLP                 Investors Fiduciary Trust Company
725 South Figueroa Street             801 Pennsylvania
Los Angeles, California 90017         Kansas City, Missouri 64105


WRITTEN REQUESTS

Please mail all account inquiries and other comments to:

Pilgrim Prime Rate Trust Account Services
c/o Pilgrim Group, Inc.
Two Renaissance Square
40 North Central Avenue, Suite 1200
Phoenix, Arizona 85004-4424

TOLL-FREE SHAREHOLDER INFORMATION

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at 1-800-992-0180.

                                  PILGRIM(sm)
                           THE VALUE OF INVESTING(R)



                                 MagnaCap Fund

                             LargeCap Leaders Fund

                               MidCap Value Fund

                              Bank and Thrift Fund

                            Asia-Pacific Equity Fund

                                High Yield Fund

                       Government Securities Income Fund
     ---------------------------------------------------------------------------

Q2 Prospectuses containing more complete information regarding the funds, including charges and expenses, may be obtained by calling Pilgrim Securities, Inc., Distributor at 1-800-334-4444. Please read the prospectuses carefully before you invest or send money.

          13-SS-093098 103098